SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549




                                  FORM 8-K/A

                                Amendment No. 1


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





     Date of Report (Date of earliest event reported):  December 30, 1995




                             TRINOVA CORPORATION
            (Exact name of registrant as specified in its charter)





            Ohio                        1-924                   34-4288310
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)




                    3000 Strayer, Maumee, Ohio            43537
             (Address of principal executive offices)   (Zip Code)




Registrant's telephone number, including area code:  (419) 867-2200



             This document, including exhibits, contains 16 pages.

                      The cover page consists of 1 page.

                   The Exhibit Index is located at page 15.


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                                      -2-





TRINOVA Corporation hereby amends its Form 8-K dated December 30, 1995 by amending and restating Item 7:


Item 7.  Financial Statements and Exhibits (See Note)

     (a)  Financial Statements of Business Acquired

               Report of Ernst & Young LLP, Independent Auditors

               Combined Statement of Revenues and Direct Operating Expenses of the Electronic Systems Division ("ESD") of Cincinnati Milacron Inc. for the year ended December 30, 1995

               Notes to Combined Statement of Revenues and Direct Operating Expenses

   Note - The Combined Statement of Revenues and Direct Operating Expenses is provided herein in lieu of an audited statement of income for ESD because ESD's financial statements are not those of a separate business enterprise and a complete income statement for ESD would require arbitrary allocations of certain costs and expenses. Such Statement presents information for the year ended December 30, 1995 in lieu of the year ended December 31, 1994. The requirement for an audited statement of cash flow for ESD is satisfied by the information contained in the Notes to such Statement. The acquired net assets of ESD are included in the audited Statement of Financial Position of TRINOVA Corporation for the year ended December 31, 1995 incorporated by reference in the Annual Report on Form 10-K of TRINOVA Corporation being filed contemporaneously herewith.

     (b)  Pro Forma Financial Information (Unaudited)

               Pro Forma Combined Statement of Income of TRINOVA Corporation for the year ended December 31, 1995

               Notes to Pro Forma Combined Statement of Income

     (c)  Exhibits

               *(2)-1 Asset Purchase Agreement, dated as of December 15, 1995, between Cincinnati Milacron Inc. and TRINOVA Corporation. (Schedules and exhibits to the Asset Purchase Agreement have been omitted pursuant to Item 6.01(b)(2) of Regulation S-K. Such schedules and exhibits are listed and described in the Asset Purchase Agreement. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Asset Purchase Agreement to the Commission upon request.)

               *(2)-2 Asset Purchase Agreement, dated December 15, 1995, between Cincinnati Milacron U.K. Limited and TRINOVA Limited. (Schedules and exhibits to the Asset Purchase Agreement have been omitted pursuant to Item 6.01(b)(2) of Regulation S-K. Such schedules and exhibits are listed and described in the Asset Purchase Agreement. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Asset Purchase Agreement to the Commission upon request.)

               (23) Consent of Independent Auditors


             * Included with, and incorporated herein by reference to, TRINOVA
               Corporation's Current Report on Form 8-K filed on January 16,
               1996.

                          Electronic Systems Division
                                      of
                           Cincinnati Milacron Inc.

                        COMBINED STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES

                         Year Ended December 30, 1995




                                   Contents




Report of Ernst & Young LLP, Independent Auditors. . . . . . . . . . . .1

Combined Statement of Revenues
and Direct Operating Expenses. . . . . . . . . . . . . . . . . . . . . .2

Notes to Combined Statement of Revenues
and Direct Operating Expenses. . . . . . . . . . . . . . . . . . . . . .3

Report of Ernst & Young LLP,
Independent Auditors


Mr. Ronald D. Brown
Vice President-Finance
and Chief Financial Officer
Cincinnati Milacron Inc.
Cincinnati, Ohio

We have audited the accompanying Combined Statement of Revenues and Direct Operating Expenses (the Statement) of Electronic Systems Division (ESD) of Cincinnati Milacron Inc. for the year ended December 30, 1995. This Statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the Statement referred to above presents fairly, in all material respects, the combined revenues and direct operating expenses of ESD for the year ended December 30, 1995, in conformity with generally accepted accounting principles.






                                          /S/ ERNST & YOUNG LLP






Cincinnati, Ohio
February 19, 1996

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                                      -6-





                          Electronic Systems Division
                                      of
                           Cincinnati Milacron Inc.

         COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

                         Year Ended December 30, 1995



Sales:

   Unaffiliated customers                             $  29,977,658
   Intercompany                                          60,698,305
                                                      -------------
     Total sales                                         90,675,963

Direct operating expenses:

   Cost of products sold                                 71,565,920
   Selling, general and other administrative expenses     5,220,533
                                                      -------------
     Total direct operating expenses                     76,786,453

                                                      -------------
Operating Earnings                                    $  13,889,510
                                                      =============























See accompanying Notes to Combined Statement of Revenues and Direct Operating Expenses.

                          Electronic Systems Division
                                      of
                           Cincinnati Milacron Inc.

                    NOTES TO COMBINED STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES

                         Year Ended December 30, 1995


1. Organization and Background

   The Electronic Systems Division ("ESD") operates as a division of Cincinnati Milacron Inc. and two of its subsidiaries (collectively, "CMI"). The principal business activity of ESD is the design, manufacture and sale of electronic controls and parts to unaffiliated customers and other CMI divisions and subsidiaries. ESD has two locations: South Lebanon, Ohio and Biggleswade, Great Britain.

   On December 15, 1995, CMI (the "Seller") and TRINOVA Corporation (the "Purchaser" or "TRINOVA") entered into various agreements (collectively referred to as the "Agreements") providing for the purchase by TRINOVA of all of ESD's U.S. and foreign business including certain of its assets and liabilities as of December 30, 1995. The amounts included in the Combined Statement of Revenues and Direct Operating Expenses (the "Statement") reflect the results of operations of ESD for the year ended December 30, 1995.

2. Summary of Significant Accounting Policies

   General

   This Statement has been derived from the books and records of CMI which are maintained in accordance with generally accepted accounting principles.
   The accounting policies followed in the preparation of this Statement are the same accounting policies followed by CMI in the preparation of its consolidated financial statements with the exception of the method for determining inventory costs. ESD's method of determining inventory costs is based on the first-in, first-out (FIFO) method whereas historically substantially all of ESD's inventories were valued using the last-in, first-out (LIFO) method in CMI's consolidated financial statements.

   The accompanying Statement is limited to the revenues and direct operating expenses of ESD and is not intended to be a complete presentation of the results of operations of ESD on a stand alone basis. CMI incurs certain common costs which relate to both ESD and CMI's business as a whole. Accordingly, for purposes of preparing this Statement, management of CMI has made certain allocations of costs incurred on behalf of ESD. Management believes that the basis for such allocations is reasonable; however, the amounts could differ from amounts that would be incurred if ESD were operated on a stand alone basis. In addition, interest cost and income tax expense attributed to ESD have been excluded because such amounts are dependent on the consolidated group of which ESD is a part. A statement of cash flows has not been presented because CMI's centralized

                          Electronic Systems Division
                                      of
                           Cincinnati Milacron Inc.

                    NOTES TO COMBINED STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES

                         Year Ended December 30, 1995



2. Summary of Significant Accounting Policies - Continued

   accounting structure and cash management system would require arbitrary allocations of cash flow information. As a result, cash flow information has been limited to disclosing selected cash flow data including depreciation and capital expenditures.

   The preparation of this Statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statement and accompanying notes.

   Revenue Recognition

   Revenues are derived from sales to unaffiliated customers and to CMI and are recognized when products are shipped.

   Research and Development Costs

   Costs associated with research and development activities are charged to expense as incurred. During 1995, such costs were approximately $3,456,000.

   Costs for Capitalized Software

   Costs of internally developed software for the A2100 system have been capitalized in accordance with Statement of Financial Accounting Standards No. 86. These costs have a remaining amortizable life of approximately five years. Total software amortization during 1995 was $830,557.

   Depreciation Expense

   Depreciation is determined on the straight-line method based upon estimated useful lives of the depreciable assets.

   Foreign Currency Translation

   Revenues and expenses related to the division's operations in Great Britain are translated at the weighted-average rates during the reporting period.

                          Electronic Systems Division
                                      of
                           Cincinnati Milacron Inc.

                    NOTES TO COMBINED STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES

                         Year Ended December 30, 1995


3. Corporate Charges and Services

   CMI has historically charged ESD for certain corporate administrative services performed on behalf of ESD. These services include centralized payroll services, accounts payable, computer services, rent and other miscellaneous charges to ESD which totaled $679,319 for 1995. In addition, certain other costs, including fringe benefits, have been charged to ESD on the basis of total payroll expense. In the opinion of management, these charges are reasonable. However, they are not necessarily indicative of the level of expense which might have been incurred had ESD been operating as a separate stand alone company.

4. Major Customers

   For the year ended December 30, 1995, 67% of ESD's total sales revenues were derived from sales to CMI subsidiaries and divisions. In connection with the sale, on December 30, 1995, CMI entered into a seven-year supply agreement with the Purchaser to provide for future sales of electronic controls to CMI subsidiaries and divisions.

   Sales to unaffiliated customers primarily relate to service parts, contract electronics, and machine tool retrofit and remanufacture operations. No single unaffiliated customer constituted a significant portion of total sales revenue during the year.

                          Electronic Systems Division
                                      of
                           Cincinnati Milacron Inc.

                    NOTES TO COMBINED STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES

                         Year Ended December 30, 1995


5. Lease Expense

   ESD leases certain facilities, equipment and automobiles under operating leases. Total expense for 1995 was $497,752. Future minimum rental payments applicable to noncancelable operating leases extend through 2000 and are as follows:

     1996                                             $ 289,000
     1997                                               226,155
     1998                                                46,702
     1999                                                44,412
     2000                                                44,412
                                                      ---------
                                                      $ 650,681
                                                      =========

6. Operations by Geographic Area

   Transactions within the United States and the United Kingdom operating groups are summarized as follows:

                                United            United
                                States            Kingdom           Total
                                -------           -------           -----

   Sales                      $80,785,931       $ 9,890,032       $90,675,963
   Operating earnings          13,688,804           200,706        13,889,510
   Depreciation and
     amortization expense       2,390,557            16,765         2,407,322
   Capital expenditures         1,783,100             3,953         1,787,053



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                                     -11-




                              TRINOVA Corporation

                    Pro Forma Combined Statement of Income
                                  (Unaudited)
                                (in thousands)


The following unaudited Pro Forma Combined Statement of Income for the year ended December 31, 1995, gives effect to the acquisition of ESD, which was accounted for as a purchase, as if the acquisition was consummated at the beginning of the year. The pro forma adjustments are described in the accompanying notes to the Pro Forma Combined Statement of Income. Such pro forma financial statement should be read in conjunction with TRINOVA Corporation's consolidated financial statements and notes set forth in the Annual Report on Form 10-K for the year ended December 31, 1995. The unaudited Pro Forma Combined Statement of Income for the year ended
December 31, 1995, is not necessarily indicative of the actual results that would have occurred had the transaction been consummated at the beginning of the year or of the future results of operations which will be obtained by TRINOVA Corporation as a result of the acquisition. A pro forma combined statement of financial position is not included herein since the acquisition is reflected in TRINOVA Corporation's Statement of Financial Position as of December 31, 1995.


                              TRINOVA Corporation

                    Pro Forma Combined Statement of Income
                         Year Ended December 31, 1995
                     (in thousands, except per share data)
                                  (Unaudited)

                              As Reported                   Pro Forma
                           ------------------------      --------------------
                                                             ESD
                             TRINOVA                     Acquisition
                           Corporation       ESD         Adjustments    Combined
                           -----------    ---------      -----------    --------
Net sales                  $1,884,013     $   90,676     $        -     $1,974,689
Cost of products sold       1,407,670         71,566          6,121 (1)
                                    -                        (3,456)(2)  1,481,901
                           ----------     ----------     ----------     ----------
Manufacturing Income          476,343         19,110         (2,665)       492,788
Selling and general
 administrative expenses      254,141          5,220            409 (3)    259,770
Engineering, research and
 development expenses          62,993              -          3,456 (2)
                                    -                           271 (3)     66,720
                           ----------     ----------     ----------     ----------
Operating Income              159,209         13,890         (6,801)       166,298
Interest expense              (19,199)             -         (6,890)(4)    (26,089)
Other expenses - net          (11,814)             -            (13)(5)    (11,827)
                           ----------     ----------     ----------     ----------
Income before Income Taxes    128,196         13,890        (13,704)       128,382
Income taxes                   33,300              -             71 (6)     33,371
                           ----------     ----------     ----------     ----------
Net Income                 $   94,896     $   13,890     $  (13,775)    $   95,011
                           ==========     ==========     ==========     ==========

Net Income per Share       $     3.20                                   $     3.20
                           ==========                                   ==========

Average Number of Common
 Shares Outstanding            30,864                                       30,864
                           ==========                                   ==========


                              TRINOVA Corporation

                Notes to Pro Forma Combined Statement of Income
                         Year Ended December 31, 1995
                                (in thousands)
                                  (Unaudited)


The following pro forma adjustments have been made to reflect the acquisition of ESD by TRINOVA Corporation as if the acquisition was consummated on January 1, 1995:

(1)  Increase in depreciation expense resulting from allocation
     of purchase premium to plants and properties                   $ 1,247

     Amortization of goodwill resulting from allocation of
     purchase premium                                                 1,809

     Effect on cost of products sold of fair value adjustment
     to beginning of the year inventories                               624

     Adjust fringe benefits classified in cost of products sold,
     principally due to defined benefit pension plan expense          2,441
                                                                    -------
       Total adjustment to cost of products sold                    $ 6,121
                                                                    =======
(2)  Reclassify ESD's research and development costs:

       Cost of products sold                                        $(3,456)

       Engineering, research and development expenses                 3,456
                                                                    =======
(3) Adjust fringe benefits, principally due to defined benefit pension plan expense:

       Selling and general administrative expenses                  $   409

       Engineering, research and development expenses                   271
                                                                    =======
(4)  Increase in interest expense with respect to borrowings to finance the acquisition in the principal amount of
     $106,000 at an assumed average interest rate of 6.5%           $ 6,890
                                                                    =======

(5)  Amortization of assumed loan origination fees associated
     with long-term financing arrangements                          $    13
                                                                    =======

(6)  Tax effects of ESD's pretax income and the above
     adjustments at statutory income tax rates                      $    71
                                                                    =======

                                  SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TRINOVA CORPORATION



                                          /S/ DAVID M. RISLEY
Date:  March 14, 1996                By:  David M. Risley
                                          Vice President - Finance and
                                          Chief Financial Officer